BUSINESS LEASE


1.       PARTIES.
This lease dated, for reference purposes only, April 11, 1995 is made by and between OMAHA WOODMEN LIFE INSURANCE SOCIETY (HEREIN CALLED landlord) and LazerData Corp. (herein called TENANT).

2.       PREMISES.
(a) Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord that certain office/warehouse/showroom space (herein called "Premises") indicated on Exhibit "A" attached hereto and made a part hereof by this reference, said Premises being agreed, for the purpose of this Lease, and to have an area of approximately 1,750 square feet to be known as Unit 100 of that certain Building known as 303 Airport Blvd, Aurora, Colorado 80011.

(b) Tenant agrees that the Premises shall be used and occupied only for sales and service of laser scanning equipment in a careful, safe and proper manner, and that it will pay on demand for any damage to the Premises caused by the misuse of same by it, or its agents or employees; That it will not use or permit the Premises to be used for any other purposes and that nothing prohibited by the laws of the United States or the State of Colorado, or the ordinances of the city of Aurora and Arapahoe County, Colorado shall be done in or about the Premises. Tenant agrees that it will not use or keep any substance or material in or about the Premises which may vitate or endanger the validity of the insurance on said building or increase the hazard or the risk to the building, or which may prove offensive or annoying to other tenants of the building. Tenant agrees that it will not permit any nuisance in the Premises.

(c) Tenant's Employees and Visitors. Tenant shall not permit any employees or visitors of the Tenant to violate any covenant or obligation of the Tenant hereunder.

3.       TERM
The term of this Lease shall be for three (3) years and 0 months commencing on the 15th day of May, 1995 and ending on the 14th day of May 1998.

4.       POSSESSION
(a) If the Landlord, for any reason whatsoever, cannot deliver possession of the said Premises to the Tenant at the commencement of the term hereof, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting herefrom, nor shall the expiration date of the above term be in any way extended, but in that event, all rent and costs associated with the Premises pursuant to this Lease shall be abated during the period between the commencement of said term and the time when Landlord delivers possession.

(b) In the event that Landlord shall permit Tenant to occupy the Premises prior to the commencement date of the term, such occupancy shall be subject to all the provisions of this Lease. Said early possession shall not advance the termination date hereinabove provided.

(c) The representative of the Landlord in charge of supervising the completion or remodeling of the Premises shall control conclusively the date upon which the Premises are ready for occupancy, and rent shall thereupon commence whether Tenant physically occupies the Premises or not. The parties hereto agree to execute and acknowledge a written statement setting forth the date of commencement of this Lease and the termination date but this Lease shall not be affected in any manner should either party fail or refuse to execute such statement.

(d) If as a result of the postponement of the commencement of the term of prior occupancy by Tenant, the term would begin other than on the first day of the month, the commencement date thereof shall be further postponed until the first day of the following month, but Tenant shall pay proportionate rent at the same monthly rate set forth herein (also in advance) for such partial month and all other terms and conditions of this Lease shall be in force and effect during such partial month. The Tenant by taking possession of the Premises, shall be deemed to have agreed that the Premises are in a satisfactory order, repair and condition, and Tenant shall provide Landlord, upon request, with a written acknowledgment of acceptance.
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5.       RENTAL
(a) Subject to the provisions below, Tenant agrees to pay, at such place as may be designated from time to time by landlord, in lawful United States currency, in advance on the first day of each calendar month during the lease term, without and deduction, prior notice, demand or offset whatsoever, minimum rent as described below. The rent payable hereunder shall be adjusted annually on the anniversary of the commencement date during the term of this Lease.

         May 15, 1995 - May 14, 1996:       $850.00 per month
         May 15, 1996 - May 14, 1997:       $875.00 per month
         May 15, 1997 - May 14, 1998:       $900.00 per month

6.       SECURITY DEPOSIT
Tenant has deposited with Landlord the sum of Eight Hundred Fifty and 00/000 Dollars ($850.00) as a Security Deposit (the "Security Deposit"); So long as the Tenant is not in default and such monies have not been used to cure any prior defaults, $850.00 which shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is used or applied, Tenant shall within five (5) days after written demand therefore, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within 60 days after the expiration of the Lease term. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest and Tenant agrees to look solely to such transferee for the return of the security deposit.

7.       ALTERATIONS AND ADDITIONS.
(a) The Landlord shall have the right at any time to enter the Premises to examine and inspect the same, or to make such repairs, additions, or alterations as it may deem necessary or proper for the safety, improvement or preservation thereof, and shall at all times have the right, at its election, to make such alterations or changes to other portions of said building as it may from time to time deem necessary and desirable.

(b) Tenant shall make no alterations in or additions to the Premises without first obtaining the written consent of Landlord, and all additions or improvements made by the Tenant (with the sole exception of the addition or removal of movable office furniture) shall be deemed a part of the real estate and permanent structure thereon and shall remain upon and be surrendered with said Premises as a part thereof at the end of the said term, by lapse of time, or otherwise. In the event Tenant engages persons or companies other than Tenant (or Tenant's employees) to improve, construct, remodel or alter the Premises, after obtaining Landlord's consent to so improve, construct or alter the Premises, Tenant shall notify the Landlord in writing (10) ten days before it engages said persons or companies of the names and addresses of all persons supplying labor or materials or both, and the date of commencement of construction, so that Landlord may avail itself of the provisions of statues such as C.R.S. 38-22-105 (2).

(c) In the event the Premises have previously been occupied, but Landlord has agreed to perform remodeling work thereon, such provisions shall be set forth on a separate attachment, hereto, to be executed between Landlord and Tenant. Other than as set forth in such separate attachment, hereto, Landlord shall have no obligation for the completion or remodeling of the Premises, and Tenant shall accept the Premises in their "as is" condition on the date of the commencement of the term of this Lease. In any event, Landlord shall not have any obligation
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for the repair ore  placement  of any  portions of the  interior of the Premises which are damaged or worn out during the term hereof, regardless of the cause therefore including, but not limited to carpeting, draperies, window coverings, wall covering, painting or any of Tenant's property or betterments in the Premises. Tenant shall be responsible for maintenance of exterior and interior glass.

8.       REPAIRS
(a) By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, damage thereto from cause beyond the reasonable control of Tenant and ordinary wear and tear excepted. Tenant shall upon the expiration or sooner termination of this Lease hereof surrender the Premises to the Landlord in good condition, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted. Except as specifically provided in a written attachment to this lease, if any, Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as set forth in the written attachment, if any.

(b) The Tenant shall pay all charges for all gas, electricity, light, heat, steam, power, telephone or other communication services used, and other services rendered or supplied, upon or in connection with the Premises during the Term, and shall indemnify and hold harmless the Landlord against and from any liability therefor. The Landlord shall pay for reasonable water and sewer charges related to the Premises.

(c) Landlord shall install or there is presently installed within the Premises the facilities for heating, ventilating and air-conditioning of the Premises, and Landlord shall maintain the same during the Term of Lease. Tenant shall pay all charges for electricity used by Tenant in heating, ventilating and air-conditioning the Premises. All repairs internal plumbing facilities (toilets, sinks) or any other installation, equipment or facilities in the Premises shall be made by Tenant at its expense. landlord reserves the right to cut off and discontinue, with notice to Tenant, furnishing any heating, ventilation, air-conditioning or other utility services furnished by Landlord at any time when Tenant has failed to pay timely any amount whether as Rental or otherwise) due under this Lease. Landlord shall not be liable for any damages resulting from or arising out of any such discontinuance and the same shall not constitute a termination of this Lease or an eviction of Tenant. Landlord shall not be liable to Tenant in damages or otherwise (i) if any utility shall become unavailable from any public utility company supplying or distributing such utility, or (ii) for any interruption in any utility service (including, without limitation, any heating, ventilation or air-conditioning), caused by the making of any necessary repairs or improvement or by any cause beyond Landlord's reasonable control, and the same shall not constitute a termination of this Lease or an eviction of Tenant.

(d) Notwithstanding the provisions of Article 16, landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, air conditioning, heating and electrical systems, installed or furnished by Landlord, unless such maintenance and repairs are caused in whole or in part by the act, neglect, fault or omission of any duty by the Tenant, its agents, servants, employees or invites, in which case Tenant shall pay to Landlord the reasonable costs of such maintenance and repair. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Article 16 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

9.       LIENS.
Tenant shall keep the Premises and property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Any such lien filed against the Premises shall
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constitute a default under this Lease.  landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a completion bond in an amount equal to one and one-half (1 1/2) times any and all estimated costs of any improvements, additions, or alterations of the Premises, to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work.

10.      ASSIGNMENT AND SUBLETTING.
Tenant shall not either voluntarily or by operation of law, assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest herein, and shall not sublet or assign the said Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the employees, agents, servants and invites of Tenant excepted) to occupy or use the said Premises, or any portion thereof, without the written consent to Landlord first had an obtained, which consent shall be in Landlord's sole discretion, and a consent to one assignment, subletting, occupation or use by any other personal shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Any such assignment or subletting without such consent shall be void, and shall, at the option of the Landlord, constitute a default under this Lease.

11.      HOLD HARMLESS.
Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Premises for the conduct of its business or from any activity, work or other thing done, permitted or suffered by the Tenant in or about the building, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act of negligence of the Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from all and against all cost, attorney's fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon, and, in any case, action or proceeding brought against Landlord by reason of any such claim Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant as a material part of the consideration to the Landlord hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises, from any cause other than Landlord's gross negligence, and Tenant hereby waives all claims in respect thereof against Landlord.

Landlord or its agents shall not be liable for any damage to property entrusted to employees of the Building, nor for loss or damage to any property by theft or otherwise, nor for any injury to or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence of the Landlord, its agents, servants or employees. Landlord or its agents shall not be liable for interference with the light or other intangible hereditement, or for loss of business by Tenant, nor shall Landlord be liable for any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

12.      SUBROGATION.
As long as their respective insurers so permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver.

13.      INSURANCE.
During the term of this Lease, Tenant, at its sole cost and expense, shall carry and maintain the following types of insurance from an insurance company qualified to do business in the State of Colorado and acceptable to Landlord. Tenant will provide Landlord with a certificate of insurance which also names Landlord as an additional insured.

(a) Public liability insurance, including bodily injury and property damage, personal injury, with respect to all claims, demands, or actions by any person, firm or corporation, in any way arising from related to, or connected with the
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conduct and  operation  of Tenant's  business in the Premises or Tenant's use of the premises. Such policies shall include broad form comprehensive general liability, with limits not less than $1,000,000; $50,000 fire legal liability and such higher limits as Landlord or the mortgagees of Landlord may require from time to time:

Tenant shall furnish Landlord certificates of insurance within ten (10) days after the execution hereof. Such policies shall provide that coverage may not be canceled or reduced without at least ten (10) days written notice first given to Landlord. Tenant shall have the privilege of procuring and obtaining all such insurance through its own sources, provided, however, that if Tenant fails to procure and maintain said Insurance, Landlord may purchase the same at Tenant's cost, and the cost thereof shall be Additional Rent which shall be due and payable to Landlord on the date of the next monthly rental installment. Landlord may, however, elect not to purchase such insurance for Tenant's benefit and, in lieu thereof, declare Tenant's default hereunder.

14.      PROPERTY TAXES
Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property locate din the Premises; except that which has been paid for by the Landlord, and is the standard of the Building. In the event any or all of the Tenant's leasehold improvements, equipment, furniture, fixtures and personal property shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

In the event Tenant does not forthwith discharge its liability for said "personal property" taxes, or any other items as identified immediately above, Landlord shall have the right to expand all sums necessary to discharge such taxes and Tenant shall pay as additional rent, when the net rental payment is due, taxes, and attorney's fees and costs.

15.      RULES AND REGULATIONS.
Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time promulgate. Landlord reserves the right from time to time to make all reasonable modifications to said rules. The additions and modifications to those rules shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any of said rules by any other tenants or occupants.

16.      ENTRY BY LANDLORD.
Landlord reserves and shall at any and all times have the right to enter the Premises, inspect the same, to allow said Premises to be shown to prospective purchasers or tenants, to post notices of non-responsibility, and to alter, improve or repair the Premises and any portion of the Building of which the Premises are a part that Landlord may deem necessary or desirable, without abatement or rent and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby, and further providing that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claims for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises without liability to Tenant. Any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

17       RECONSTRUCTION.
In the event the Premises or the Building of which the Premises are a part are damaged by fire or other perils covered by extended coverage insurance, Landlord agrees to forthwith repair the same; and this Lease shall remain in full force
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and effect, except that Tenant shall be entitled to a proportionate reduction of the rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall materially interfere with the business carried on by the Tenant in the Premises.

If the Premises, or said Building, shall be so damaged by fire or other casualty as to render said Premises wholly untenantable, and if such damage shall be so great that a competent architect, in good standing, selected by landlord shall certify in writing to Landlord and Tenant within sixty (60) days following such casualty that said Premises, with the exercise of reasonable diligence, cannot be made fit for occupancy within 180 working days from the happening thereof, then this Lease at the option of Landlord or Tenant, to be exercised within ten
(10) days after receipt of such notice, shall cease and terminate from the date of the occurrence of such damage. If either party timely exercises its rights hereunder, Tenant shall surrender to Landlord said Premises and all interest therein hereunder, and Landlord may reenter and take possession of said Premises and remove Tenant therefrom. Tenant shall pay rent, duly apportioned, up to the time of such termination of this Lease. If neither party timely elects to terminate this Lease, Landlord shall promptly commence repair work and Tenant's rental hereunder shall abate until such repairs are completed in the same proportion which the part of the Premises which is rendered unusable by Tenant in its business bears to the entire Premises. If the damage is due to the fault or neglect of the Tenant, there shall be no abatement of rent.

If, however, the damage shall be such that said architect shall certify within said sixty (60) day period that the said Premises can be made tenantable within said 180-day period from the happening of such damage or other casualty, then, except as hereinafter provided, Landlord shall repair the damage so done with all reasonable speed and Tenant's rent shall abate until such repairs are completed as described above, provided said damage is not due to the fault or neglect of Tenant.

If said Premises, without the fault of Tenant, shall be slightly damaged by first or other casualty, but no so as to render the same untenantable, Landlord, after receiving notice in writing of this occurrence of the injury or other casualty, shall cause the same to be repaired with reasonable promptness.

If the first or other casualty causing injury or damage to the Premises or other parts of the Building shall have been caused by the negligence or misconduct of Tenant, Tenant's agents, servants or employees, or by any other persons entering upon the Premises under express or implied invitation of Tenant, such injury or damage shall be repaired by Landlord at the expense of Tenant and there shall be no abatement of rent.

In case the Building throughout shall be so injured or damaged, whether by fire or otherwise (though said Premises may not be affected, or if affected, can be repaired within said 180 days) that Landlord within sixty (60) days after the happening of such injury shall decide not to reconstruct or rebuild said Building, then notwithstanding anything herein to the contrary, upon notice in writing to that effect given by Landlord to tenant within said sixty (60) days Tenant shall pay the rent, prorate up to such date, this Lease shall terminate from the date of delivery of said written notice, and both parties hereto shall be freed and discharged of all further obligations hereunder.

18.      SURRENDER-HOLD OVER.
Upon termination of this Lease, either by lapse of time or otherwise, Tenant shall peaceably surrender the Premises in good condition and repair except for ordinary wear and tear, or damage by act of God or other casualty beyond Tenant's control, or by fire or other casualty covered by standard extended coverage insurance. Tenant shall remove Tenant's trade fixtures upon such termination, and repair all damages to the Premises caused by such removal.

No surrender of the Premises shall be effected by landlord's acceptance of the keys or of the rent or by any other means whatsoever without Landlord's written acknowledgment of such acceptance as a surrender.

Should Tenant hold over after the termination of this Lease, Tenant shall become a Tenant from month-to-month only upon each and all of the terms herein provided as may be applicable to such month-to-month tenancy, except that Tenant shall
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pay rental as hereafter provided, Tenant shall pay rent at the then current rate which Landlord would charge for similar space in the Building if it became available for leasing at the time of commencement of Tenant's month-to-month occupancy. Such tenancy shall continue until terminated by Landlord or until Tenant shall have given to Landlord a written notice at least one (1) month prior to the date of termination of such monthly tenancy of its intention to terminate such tenancy. Nothing contained herein shall be construed as requiring Landlord to accept any tender of rent during a hold over period.

19.      DEFAULT.
The following events are "Events of Default:"
(a) Tenant shall default in the due and punctual payment of rent, or any other amounts payable hereunder, and such default shall continue for five (5) days after receipt of written notice from landlord, provided, however, that Tenant shall not be entitled to more than two such notices of a monetary default during any lease year and if thereafter any rent or other amounts owing hereunder are not paid when due, a default shall be considered to have occurred even though no notice thereof is given;

(b) Tenant shall vacate or abandon the Premises;

(c) This Lease or the estate of Tenant hereunder shall transfer to or shall pass to or devolve upon any other person except in the manner herein provided;

(d) This Lease or the Premises or any part thereof shall be taken upon execution or by other process of law directed against Tenant, or shall be taken upon or subject to any attachment at the instance of any creditor or claimant against Tenant, and said attachment shall not be discharged or disposed within fifteen
(15) days after the levy thereof;

(e) Insolvency or Bankruptcy: Any assignment for the benefit of creditors or by operation of law shall not be effective to transfer any rights of Tenant hereunder to the said assignee without the written consent of Landlord having first been obtained. If Tenant shall be declared insolvent or bankrupt, or if any assignment of Tenant's property shall be made for the benefit or creditors or otherwise, or if Tenant shall commit any act of insolvency or should become insolvent or shall make any transfer or property the purpose of which might tend to defeat the collection of rent due or to become due under this Lease, or if Tenant's leasehold interest herein shall be levied upon under execution or seized by virtue of any writ of any court of law, or if a trustee in bankruptcy or a receiver be appointed for the property of Tenant, whether under the operation of state or federal statues, then and in any such case, Landlord may, at its option, immediately, with or without notice (notice being expressly waived), terminate this Lease and immediately take possession of said Premises using force as may be necessary without being guilty in any manner of trespass or forcible entry or detainer and without the same working any forfeiture of the obligations of Tenant hereunder. In case Tenant is adjudicated a bankrupt, or proceeds, or is proceeded against under any laws, state or federal, for relief of debtors, or in case a receiver is appointed to wind up in liquidate the affairs of Tenant, Landlord, at its election, shall have a probable claim in bankruptcy or receivership in an among equal to the sum of the last five (5) monthly installments of the rental provided for herein, which sum is fixed and liquidated by the parties hereto as the minimum amount of the damage sustained by Landlord as a result of the Bankruptcy or receivership of Tenant, and shall constitute a debt probable in bankruptcy or receivership and the amount of said damages may be satisfied, at the election of Landlord, out of any monies or securities deposited hereunder as security for the payment by Tenant of the rent herein provided for:

(f) Involuntary proceedings under any such bankruptcy law or insolvency act or for the dissolution of Tenant shall be instituted against Tenant or a receiver or trustee shall be appointed for all or substantially all of the property of Tenant, and such proceeding shall not be dismissed or such receivership or
trusteeship   vacated   within  sixty  (60)  days  after  such   institution  or
appointment;

(g) Tenant shall fail to take possession of the Premises on the term commencement date;

(h) Tenant shall fail to perform any of the other agreements, terms, covenants, or conditions hereof on Tenant's part to be performed, and such nonperformance shall continue for a period of thirty (30) days after written notice thereof by landlord to Tenant, or of such performance cannot be reasonably had within such thirty (30) day period Tenant shall not in good faith have commenced such performance within such thirty (30) days period and shall not diligently proceed therewith to completion; upon the occurrence of an Event of Default, the Landlord shall have the right, at its election, then or at any time thereafter and while any such Event of Default, shall continue either:

1. To give Tenant written notice of Landlord's intention to terminate this Lease on the date of such given notice or any later date specified therein, whereupon Tenant's right to possession of the Premises shall cease and this Lease shall thereupon be terminated, except as to Tenant's obligation to pay rent, as if the expiration of the term fixed in such notice were the end of the term herein originally demised; or

2. Without demand or notice, except as may be required by Colorado Law, to reenter and take possession of the Premises or any part thereof, and repossess the same as of the Landlord's former estate and expel Tenant and those claiming through or under Tenant, and remove the effects of both or either, using such force for such purpose as may be necessary, without being liable for prosecution thereof, without being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears of rent or preceding breach of covenants or conditions. Should Landlord elect to reenter as provide din this subparagraph
(2), or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided by law, Landlord may, from time to time, without terminating this Lease, relet the Premises or any part thereof in Landlord or Tenant's name, but for the account of Tenant, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions and upon such other terms (which may include concessions of free rent and alteration and repair of the Premises) as Landlord, in its uncontrolled discretion, may determine, and Landlord may collect and receive the rents therefore. Landlord shall in no way be responsible or liable for any failure to relet the premises, or any part thereof, or for any failure to collect rent due upon reletting. If Landlord does relet the Premises, there will be a charge of $100.00 for its supervisory and administrative costs for advertising and reletting the Premises, which amount shall be in addition to any other damages due to Landlord, and shall in no way constitute liquidated damages for Tenant's default. No such reentry or taking possession of the Premises by Landlordshall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such election by landlord to terminate this Lease is given to Tenant and unless such notice specifically so states Landlord reserves the right following any such reentry and/or reletting to exercise its right to terminate the Lease by giving Tenant such written notice, in which event the Lease will terminate as specified in said notice.

In the event that Landlord does not elect to terminate this Lease as permitted in subparagraph (1) of this Article, but on the contrary, elects to take possession as provided in subparagraph (2) hereof, Tenant shall pay to Landlord
(i) the rent and other sums herein provided, which would be payable hereunder if such repossession had not occurred, less (ii) the net proceeds, if any, of any reletting of the Premises after deducting all Landlord's expenses in connection with such reletting, including, but not without limitation, all repossession costs, brokerage commissions, legal expenses, attorney's fees, expenses of employees, alteration and repair costs and expenses of preparation for such reletting. If, in connection with any reletting, the new lease term extends beyond the existing term or the Premises covered thereby include other Premises not a part of the Premises, a fair apportionment of the rent received from such reletting and the expense incurred in connection therewith as provided aforesaid will be made in determining the net proceeds from such reletting and any rent concessions will be apportioned over the term of the new Lease. Tenant shall pay such rent and other sums to Landlord monthly on the day on which the rent would have been payable hereunder if possession had not been retaken and Landlord shall be entitled to receive the same from Tenant on each such day.

In the event, however, this lease is terminated (except as provided in Articles 17 and 20), Tenant shall remain liable to Landlord for damages in an amount equal to the rent and other sums which would have been owing the Tenant hereunder for the balance of the term, had this Lease not been terminated, less the net proceeds, if any, of any reletting of the premises by Landlord subsequent to such termination, after deducting all Landlord's expenses in connection with such reletting, including but not without limitation, the expenses enumerated above. Landlord shall be entitled to collect such damages from Tenant monthly on the day on which rent and other amounts would have been payable hereunder if this Lease had not been terminated, and Landlord shall be entitled to receive the same from Tenant on each such day. Alternatively, at the option of Landlord, in the event this Lease is terminated, Landlord shall be entitled to receive forwith against Tenant as damages for loss of the bargain and not as a penalty, an aggregate sum which, at the time of such termination of this Lease, represents the excess, if any, of the aggregate of the rent and all other sums payable by Tenant hereunder that would have accrued for the balance of the term divided by the aggregate rental value of the Premises (such rental value to be computed on the basis of a Tenant paying not only a rent to Landlord for the use and occupation of the Premises, but also the charges as are required to be paid by Tenant under the terms of this Lease) for the balance of such term.

Each right and remedy provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise. All costs incurred by Landlord in connection with collecting any amounts and damages owing by Tenant pursuant to the provisions of this Lease or to enforce any provision of this Lease, including reasonable attorney's fees from the date any such matter is turned over to any attorney, whether or not one or more actions are commenced by Landlord, shall also be recoverable by Landlord from Tenant.

Nothing contained in this Article shall limit or prejudice the right of Landlord to provide and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization or dissolution proceeding, an amount equal to the maximum allowed by any statute or rule of law governing such proceeding and in effect at the time when such damages are to be proved, whether or not such an amount be greater, equal to or less than the amounts recoverable, either as damages or rent, referred to in any of the preceding provisions of this Article.

Notwithstanding anything contained hereinabove in the Article to the contrary, any such proceeding or action involving bankruptcy, insolvency, reorganization arrangement, assignment for the benefit of creditors, or appointment of a receiver or a trustee, as outlined in subparagraphs (e) and (f) above, shall be considered to be an Event of Default only when such proceeding, action or remedy shall be taken or brought by or against Tenant, Tenant's assignee(s) or sublessee(s), or any other successor in interest to Tenant.

20.      EMINENT DOMAIN.
If more than twenty-five percent (25) of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, to terminate this Lease, and Landlord shall be entitled to any and all income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. If either less than twenty-five percent (25%) is taken, or more than twenty-five percent (25%) of the Premises is taken and neither party elects to terminate as hrein provided, the rental thereafter to be paid shall be equitably reduced. If any part of the Building other than the Premise may be so taken or appropriated, Landlord shall have the right at its option to terminate this Lease and shall be entitled to the entire award as above provided.

21.      ESTOPPEL CERTIFICATE.
Tenant shall at any time and from time to time upon not less than ten (10) day's prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing, (1) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, and uncured defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by landlord, and that there are no uncured defaults in Landlord's performance, and that not more than (1) month's rental has been paid in advance.

22.      AUTHORITY OF PARTIES.
(a) Corporate Authority. If any of the parties liable on this Lease as Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the by-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

(b) Limited Partnerships. If the Landlord herein is a limited partnership, it is understood and agreed that any claims by Tenant on Landlord shall be limited to the assets of the limited partnership, and furthermore, Tenant expressly waives any and all rights to proceed against the individual general partners or the officers, directors or shareholders of any corporate general partner, except to the extent of their interest in said limited partnership.

23.      GENERAL PROVISIONS.
(i) Plats and Riders. Clauses, plats and riders, if any signed by the Landlord and the Tenant and endorsed on or affixed to this Lease are a part hereof, and in the event of variation or discrepancy, the duplicate original hereof, including such clauses, plats, and riders, if any, held by Landlord shall control. Rules and regulations attached hereto are hereby specifically made a part of this Lease, whether signed by Tenant or not.

(ii) Waiver. The waiver by landlord of any term covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such rent.

(iii) Notices. All Notices and demands which may or are to be required or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sent by United States Mail, postage prepaid, addressed to the Tenant at the Premises, or to such other place as Tenant may from time to time designate in a notice to the Landlord. All notices and demands by Tenant to the Landlord shall be sent by United States Mail, postage prepaid, addressed to the Tenant at the Premises, or to such other place as Tenant may from time to time designate in a notice to the Landlord. All notices and demands by Tenant to the Landlord shall be sent by United States Mail, postage prepaid, addressed to the Landlord at the Office of the Building, or to such other person or place as the Landlord may from time to time designate in a notice to Tenant. Landlord to submit notice to: PSC Inc., c/o William Woodard, Vice President Finance, 675 Basket Road, Webster, New York 14580.

(iv) Joint Obligation. If there be more than one Tenant the obligations hereunder imposed upon Tenants shall be joint and several.

(v) Marginal Headings. The marginal headings and Article titles to the Articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

(vi) Time. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

(vii) Successors and Assigns. The covenants and conditions herein contained, subject to the provision s as to assignment, apply to and behind the heirs, successors, executors, administrators and assigns of the parties hereto.

(viii) Recordation. Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the prior written consent of the other party.

(ix) Quiet Possession. Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

(x) Late Charges. Tenant hereby acknowledges that late payment by Tenant to landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if an installment of rent or of a sum due from Tenant shall not be received by Landlord or Landlord's designee within five (5) days after written notice that said amount is past due, then Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimates of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

(xi) Interest Due. If any amount due from Tenant to Landlord hereunder whether it be rental or other charges, is not paid within five (5) days of the due date, then upon receipt of written notice from Landlord to Tenant, Tenant shall reimburse Landlord for additional costs in connection therewith in an amount equal to three percent (3%) per month of the total amount due Landlord, from the original due date until paid.

(xii) Prior Agreements. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding of any party until fully executed by both parties hereto.

(xiii) Inability to Perform. This Lease and the obligations of the Tenant hereunder shall not be affected, impaired, or excused, nor shall Landlord at any time be deemed to be in default hereunder because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Landlord.

(xiv) Attorney's Fees. In the event of any action or proceeding brought by either party against the other under this Lease the prevailing party shall be entitled to recover all costs and expenses including the fees of its attorneys in such action or proceeding in such amount as the court may adjudge reasonable.

(xv) Sale of Premises by Landlord. In the event of any sale or conveyance of the Building, Landlord shall be and is hereby entirely freed and relieved for all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale, subject to the provisions of Paragraph 6 hereof; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease. Tenant hereby attorns to all successor owners of the Building, whether or not such ownership is acquired as a result of a sale, through foreclosure of a deed of trust or mortgage, or otherwise. Any sale by the Landlord of the Building shall operate to release Landlord from any future liability upon any of the covenants or conditions, expressed or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and on this Lease.

(xvi) Subordination and Attornment. This Lease, and the rights of Tenant hereunder, at Landlord's option, shall be subordinate to any mortgage, deed of trust (now or hereafter placed upon the Building), ground lease or declaration of covenants, regarding maintenance and use of any areas contained in any portion of the Building (now or hereafter placed upon the Building), advances made under any mortgage or deed of trust and to all renewals, modifications, consolidations, replacements and extensions thereof. Tenant agrees that with respect to any of the foregoing documents, no documentation, other than this Lease, shall be required to evidence such subordination. If any holder of a mortgage or deed of trust shall elect to have this Lease superior to the lien of its mortgage or deed of trust, and shall have given written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage or deed or trust, whether this Lease is dated prior to or subsequent to the date of said mortgage, deed of trust or the date of recording thereof. Tenant agrees to execute such documents which may be required to effectuate such subordination or make this Lease prior to the lien of any mortgage or deed of trust, as the case may be, and failing to do so within ten (10) days after written demand, Tenant does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney-in-fact to act in Tenant's name, place and stead. Should any mortgage or deed of trust affecting the Building, the Property or both be foreclosed, then: (1) the liability of the mortgagee, beneficiary or purchaser at such foreclosure sale shall exist only so long as such mortgagee beneficiary, or purchaser is the owner of the Building and/or Property and such liability shall not continue or survive after further transfer of ownership; and (2) Tenant shall be deemed to have attorned, as Tenant under this Lease, to the purchaser at any foreclosure sale thereunder, and this Lease shall continue in force and effect as a direct lease between and binding upon Tenant and such purchaser at any foreclosure sale. As used in this section 23, "Mortgagee" and "beneficiary" shall include successors and assignees of any such party, whether immediate or remote, the purchaser of any mortgage or deed of trust, whether at foreclosure or otherwise, and the successors, assignees and mortgagees and beneficiaries of such purchaser, whether immediate or remote.

(xvii) Name. Tenant shall not use the name of the Building or of the development in which the Building is situated for any purpose other than as an address of the business to be conducted by the Tenant in the Premises.

(xviii) Separability. Any provision of this lease which shall prove to be invalid, void or illegal shall not impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

(xix) Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, whenever possible, be cumulative with all other remedies at law or in equity.

(xx) Choice of Law. This Lease shall be governed by the laws of the State of Colorado.

(xxi) Signs and Auctions. Tenant shall not place any sign upon the Premises or Building or conduct any auction thereon without Landlord's prior written consent.

(xxii) Right of Landlord to Perform. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense, and without any abatement of Rent. If Tenant shall fail to pay any sum of money, other than Rent, required to be paid hereunder, or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for fifteen (15) days after written notice thereof by Landlord, Landlord may, but shall not be obligated to do so and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as in this Lease provided. All sums so paid by landlord and all necessary incidental costs, together with interest thereon at the interest rate set forth in subparagraph (xi) above in effect from the date of such payments by Landlord, shall be payable to Landlord on demand, and Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the non-payment thereof by Tenant, as in the case of default by Tenant in the payment of Rent.

24.      LIEN     [Deleted]

25.      BROKERS.
Tenant warrants that it has no dealings with any real estate brokers or agents in connection with the negotiation of this Lease except only Vintage Real Estate Services, Inc. and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease.

VINTAGE REAL ESTATE SERVICES, INC. as agent for
OMAHA WOODMEN LIFE INSURANCE SOCIETY, LANDLORD

By:      /s/ Rebecca B. Martin                       April 27, 1995
         Rebecca B. Martin                  Date

2870 N. Speer Blvd., Denver, CO  80211
         Address




TENANT
LazerData Corp.


By:      /s/ Robert Lyons                   April 24, 1995
         Robert Lyons                                Date

Sr. Vice President / General Manager, Title
LazerData Corporation
123 Tech Drive, Sanford, FL  32772
         Address

Emergency phone # (407) 324-1230


                                    EXHIBIT A

               [Drawing of outline of building and area leased of
                                 Buckley Center
                              303-343 Buckley Road
                                   Aurora, CO]